Annaly Capital Management, Inc. Publishes Fifth Corporate Responsibility Report

NEW YORK -- (June 6, 2024) -- Annaly Capital Management, Inc. (NYSE: NLY) (the “Company” or “Annaly”) announced today the publication of its 2023 Corporate Responsibility Report titled Powering American Homeownership. The report describes Annaly’s long-standing commitments to industry-leading sustainable business practices, corporate governance and a culture that develops talent and champions diversity.

“We are pleased to publish Annaly’s fifth Corporate Responsibility Report, which details the clear results we have achieved with respect to our ESG programs and practices in recent years,” commented David Finkelstein, Annaly’s Chief Executive Officer and Chief Investment Officer. “Importantly, we are proud of the progress we have made in expanding our leadership across housing finance, which has in turn enhanced our ability to drive homeownership for all Americans.”

To learn more about Annaly’s corporate responsibility initiatives and to view the 2023 Corporate Responsibility Report, please visit www.annaly.com/our-responsibility.

About Annaly

Annaly is a leading diversified capital manager with investment strategies across mortgage finance. Annaly’s principal business objective is to generate net income for distribution to its stockholders and to optimize its returns through prudent management of its diversified investment strategies. Annaly is internally managed and has elected to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. Additional information on the company can be found at www.annaly.com.

Forward-Looking Statements

This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “should,” “estimate,” “project,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our residential credit business; our ability to grow our mortgage servicing rights business; credit risks related to our investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.

Investor Contact

Annaly Capital Management, Inc.
Investor Relations
1-888-8Annaly
investor@annaly.com